MainStay Absolute Return Multi-Strategy Fund	Summary Prospectus June 18, 2015 as revised May 18, 2016
Class/Ticker	A MSAKX Investor MSANX C MSHEX I MSNIX

To Statutory Prospectus To Statement of Additional Information

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund by going online to mainstayinvestments.com/documents, by calling 800-MAINSTAY (624-6782) or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated June 18, 2015, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Fund seeks to achieve long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 32 of the Prospectus and in the "Alternative Sales Arrangements" section on page 73 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets) [2]	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses[3]
Dividend Expenses and Broker Fees and Charges on Short Sales	0.28%	0.28%	0.28%	0.28%
Other Expenses of the Cayman Subsidiary[4]	0.06%	0.06%	0.06%	0.06%
Remainder of Other Expenses	0.67%	0.83%	0.83%	0.67%
Total Other Expenses	1.01%	1.17%	1.17%	1.01%
Total Annual Fund Operating Expenses	2.51%	2.67%	3.42%	2.26%
Waivers/ Reimbursements,5	(0.43)%	(0.43)%	(0.43)%	(0.43)%
Total Annual Fund Operating Expenses After Waivers/ Reimbursements[5]	2.08%	2.24%	2.99%	1.83%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The Fund may invest a portion of its assets in a Cayman Subsidiary (defined below). The Cayman Subsidiary has entered into a separate advisory agreement with New York Life Investment Management LLC (“New York Life Investments”) for the management of the Cayman Subsidiary’s portfolio pursuant to which the Cayman Subsidiary is obligated to pay New York Life Investments a management fee at the same rate that the Fund pays New York Life Investments for services provided to the Fund. New York Life Investments is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. This waiver arrangement may not be terminated by New York Life Investments as long as its advisory agreement with the Cayman Subsidiary is in place.

3. Based on estimated amounts for the current fiscal year.

4. Other Expenses of the Cayman Subsidiary include the expenses (other than the management fee) borne by the Fund as the sole shareholder of the Cayman Subsidiary, including administrative, audit, custody and legal expenses.

5. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.80% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until August 31, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(NYLIM) NL267 MSARM01a-05/16

Expenses After	Class A	Investor Class	Class C		Class I
			Assuming no redemption	Assuming redemption at end of period
1 Year	$749	$765	$302	$402	$186
3 Years	$1,250	$1,295	$1,011	$1,011	$665
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has not yet commenced operations as of the date of this Prospectus, no portfolio turnover rate information is available.

Principal Investment Strategies

The Fund pursues its investment objective by allocating its assets among multiple non-traditional or “alternative” investment strategies managed by New York Life Investment Management LLC, the Fund’s Manager, and different Subadvisors. The Manager is responsible for selecting and overseeing each Subadvisor and for determining the amount of Fund assets allocated to each investment strategy and Subadvisor. The selection of a Subadvisor by the Manager is subject to the approval of the Fund’s Board of Trustees. The Manager, along with each of the Subadvisors, provides day-to-day portfolio management for a portion of the Fund’s assets by employing a variety of non-traditional investment strategies. The Fund employs an absolute return strategy, which seeks to provide returns that have a low correlation to traditional equity and fixed-income indices, lower volatility than traditional equity indices, and similar volatility to traditional investment grade fixed-income indices through investing in a number of non-traditional investment strategies. The Fund’s absolute return investment approach seeks to provide positive returns over a complete market cycle. However, the Fund’s returns may be negative during certain periods within or over a complete market cycle. Generally, a complete market cycle is deemed to be a period of material increase in the financial and economic markets (a bull market) and a period of material decline in the financial and economic markets (a bear market).

In making allocation decisions among strategies or Subadvisors, the Manager may consider a variety of qualitative and quantitative factors, including investment style and historical performance, as well as various characteristics of a strategy’s or a Subadvisor's expected investment portfolio. In addition, the Manager may manage a portion of the Fund’s assets directly. A Subadvisor is responsible for the day-to-day management of the Fund’s assets allocated to the Subadvisor by the Manager.

The Manager may at any time and in its sole discretion (without prior notice to shareholders) adjust the allocation of the Fund’s assets among the investment strategies and Subadvisors to varying degrees, including reducing the Fund’s exposure to any strategy or Subadvisor to zero. Under normal market conditions, the Manager will not allocate more than 20% of the Fund’s assets to any one strategy with each Subadvisor. In the future, the Manager may determine to allocate the Fund’s assets to additional strategies not currently summarized below.

Investment Process: The Fund seeks low correlation to traditional equity and fixed-income indices and lower volatility than traditional equity indices by utilizing a combination of different alternative investment strategies. The Manager currently targets an annualized volatility level of less than 6% (as measured by the standard deviation of the Fund's returns) over the long term. However, over short- or long-term periods, the Fund's volatility may materially exceed its target volatility and the Fund’s performance may have a high correlation with traditional equity and fixed-income indices. The Manager seeks to substantially reduce the risks associated with concentration (i.e., the individual risk contribution from any one strategy or Subadvisor) and drawdown (i.e., the decrease in value of investments from their peak) by diversifying the Fund’s assets across multiple strategies and Subadvisors.

The Fund may invest in a broad range of asset classes and instruments, pursuant to its various strategies, including, but not limited to, equity securities, depositary receipts, fixed-income instruments, commodities, currencies, mortgage-backed and asset-backed securities, and convertible securities. The Fund may invest without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating. The Fund may also invest in derivatives, such as futures, forwards, options and swaps (including, for example, credit default, index, total return, interest rate and currency swaps), to try to enhance returns and/or reduce the risk of loss, including losses due to fluctuation in currency exchange rates by hedging certain of its holdings. As a result of the Fund’s use of derivatives, the Fund may have economic leverage and hold a significant amount of related U.S. Treasuries or short-term investments, including money market funds and cash deposits. In addition, the Fund may invest in pooled investment vehicles, including affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds.

The Fund may take long and/or short positions in a wide range of asset classes, including equity securities and fixed-income instruments, among others. When taking a short position, the Fund may sell an instrument that it does not own and then borrow the instrument to meet its settlement obligations. The Fund may also take short positions in futures, forwards, options or swaps. A short position will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases. Long positions will benefit if the value of the instrument increases. A portion of the Fund’s assets (no more than 15% at the time of purchase) may be invested in illiquid securities (i.e., holdings that the Fund may not be able to sell or dispose of in the ordinary course of business within seven calendar days).

The Fund currently pursues the following principal investment strategies:

Equity Market Neutral: This strategy seeks to profit by detecting and exploiting perceived pricing inefficiencies in individual equity securities and neutralizing exposure to market risk by maintaining approximately equal value exposure in long and short positions. The strategy will identify investment opportunities based on a model that reflects the input of relevant factors, including relative value, market sentiment, and the Subadvisor’s forecasts as to anticipated market volatility. The strategy may engage in short sales in order to generate returns that are independent of the direction of the market.

Risk Arbitrage: This strategy implements event-driven arbitrage strategies on securities of companies that experience certain “special situations,” which are corporate events that are likely to create discontinuity in the price of a given security. The Fund’s risk arbitrage strategy consists primarily of an announced merger arbitrage strategy. An announced merger arbitrage strategy buys or sells the securities of companies involved in a merger based on the Subadvisor’s anticipation of the merger’s outcome. The strategy may also invest in securities of companies based on other event-driven strategies, such as holding discount arbitrage, share class arbitrage, spin-offs, asset sales, initial public offerings, minority buyouts, auctions or rights issues. Share class arbitrage involves capitalizing on perceived pricing inefficiencies of a particular share class in a multiple share class issuer. Discount arbitrage is when a discount option is purchased while an opposite transaction is taken in the underlying security.

Managed Futures: This strategy primarily takes long and short positions in futures contracts (directly or through derivatives, including total return swaps) across asset classes globally. The strategy seeks to exploit market trends and generate absolute returns utilizing a quantitative and systematic investment approach, which consists of analyzing financial markets through statistical models. These quantitative models produce buy or sell signals looking to benefit from the upward and downward movements of the asset classes covered based on market trends and patterns and contrarian views (i.e., instruments and strategies that may be out of favor in the broader market). The managed futures strategy will be implemented through (i) investment in derivative instruments, including swap agreements, exchange-traded futures and option and forward contracts, to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk, (ii) investment in swap agreements that reflect the return of securities, derivatives and commodity interests selected by the Subadvisor, or (iii) investment in some combination of (i) and (ii). This strategy will involve the use of one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Cayman Subsidiary”). See “Subsidiary Risk” below for more information.

Master Limited Partnerships (“MLPs”) and Other Energy Companies: This strategy seeks to deliver both high current income and total return by investing in a portfolio of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, natural gas liquids, minerals or other natural resources (“Energy Companies”). The Subadvisor implements this strategy by identifying companies it believes will benefit from increased crude oil, natural gas or natural gas liquids production resulting in greater energy infrastructure needs. The Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

Credit Long/Short or Non-Traditional Fixed-Income: This strategy seeks to exploit opportunities in the global fixed-income markets based on top-down and bottom-up analysis. The strategy may invest in various credit strategies that involve being long and short different financial instruments, and the credit instruments involved will range from high grade to high yield (known as “junk bonds”) and distressed debt. The strategy may also invest in credit derivatives, including credit default swaps, options and indices. The Subadvisors responsible for this strategy dynamically allocate capital to the sectors and securities that they believe offer the best balance of risk and return, unrestricted by benchmark constraints.

Global Macro Strategy: This strategy seeks to obtain exposure to a broad spectrum of investments and countries or regions, based on discrete strategies that employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, and quantitative and fundamental approaches, designed to effectively identify and assess factors that affect businesses and economies broadly (e.g., monetary and fiscal policy, regulatory changes, demographics) and their impact on securities markets. The strategy may also employ arbitrage techniques and seek long and short exposure (directly or through derivatives, including total return swaps) across diversified asset classes globally. The strategy may be exposed significantly to interest rate and foreign currency futures. In addition, the strategy may involve the use of one or more Cayman Subsidiaries to obtain certain commodities market exposure.

Tactical Allocation: This strategy, which is managed by the Manager, may invest in a range of asset classes, including equity securities, fixed-income instruments, futures, options, currency forward contracts and swaps (including total return swaps) and affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds, to manage or gain access to certain market exposures, including exposure to asset classes or strategies in which the Fund is not otherwise invested, to exploit perceived structural inefficiencies in the markets or to manage cash flows. Additionally, positions may be pursued on a long or short basis either to take advantage of perceived investment opportunities or to counter exposure from other strategies in the Fund.

Other Strategies: The Manager may modify the strategies summarized above and allocate the Fund’s assets among or to other strategies developed or implemented to further optimize risk reward expectations based on, among other factors, changing market conditions. In addition to the instruments described above, such other strategies may include taking long and/or short positions in a wide range of instruments, including, but not limited to, commodities and real estate investment trusts (“REITs”). Such investments may be made without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating and within the context of a range of investment programs or strategies, including, but not limited to, carry strategies, relative value strategies, and various forms of arbitrage.

The Manager may allocate the Fund’s assets among, the following Subadvisors:

Subadvisor	Strategy
Candriam France S.A.S.	Risk Arbitrage, Credit Long/Short or Non-Traditional Fixed-Income, Managed Futures, Global Macro
Cornerstone Capital Management Holdings LLC	Equity Market Neutral
Cushing® Asset Management, LP	Master Limited Partnerships (“MLPs”) and Other Energy Companies
MacKay Shields LLC	Credit Long/Short or Non-Traditional Fixed-Income

In order to qualify as a regulated investment company under Internal Revenue Code of 1986, as amended, the Fund intends to gain exposure to the commodities market primarily through investing a portion of the Fund’s assets (up to 25% in the aggregate) in the equity securities of one or more Cayman Subsidiaries, which have the same investment objective as the Fund. In pursuing its investment objective, each Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives (including total return swaps), in securities, commodities, commodity-related instruments and other investments. The Manager will advise each Cayman Subsidiary and may retain one or more Subadvisors to manage the assets of each Cayman Subsidiary. Although each Cayman Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the investment programs of the Fund and each Cayman Subsidiary are not necessarily identical. Initially, the Fund intends to invest in one Cayman Subsidiary but retains the right to invest in additional Cayman Subsidiaries in the future.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective if a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Selection Risk: The investments selected by the Fund's Manager and Subadvisors may underperform the market or other investments.

Multi-Manager Risk: The Fund’s performance relies on the skill of the Manager in selecting and monitoring the Subadvisors. The Fund’s performance also is dependent upon the Manager’s skill in determining strategic allocations of the Fund’s assets among the Subadvisors and the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Fund’s performance. For example, a Subadvisor may purchase an investment for the Fund at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, several Subadvisors could purchase the same investment at the same time, causing the Fund to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, which could lead to large beneficial or detrimental effects on the Fund’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

The Subadvisors may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Small-Cap and Mid-Cap Stock Risk: Stocks of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Smaller capitalization companies may be more vulnerable to adverse business or market developments.

Large-Cap Stock Risk: Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments. During a period when the performance of stocks issued by larger companies fall behind other types of investments, such as smaller capitalized companies, the Fund’s performance will lag those investments.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisors believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Currency Risk: Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. One or more Subadvisors seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of the Fund’s assets allocated to the Subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. One or more Subadvisors may from time to time attempt to hedge all or a portion of the perceived currency risk by engaging in similar hedging transactions. However, these transactions and techniques may not always work as intended, and in certain cases the Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Short Selling Risk: If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Fund's custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities will normally have more price volatility than short-term debt securities because long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for the Fund to sell its fixed-income or debt holdings at a time when a Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Other Investment Companies Risk: The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, because closed-end funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Commodities and Commodity-Linked Derivatives Risk: Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Tax Risk: The Fund’s investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (iv) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (vi) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

With respect to Fund investments in MLPs qualifying as QPTPs, as partnerships for U.S. federal income tax purposes, QPTPs do not pay any U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business of a given QPTP, could result in a QPTP being treated as a corporation for U.S. federal income tax purposes, which would result in such QPTP being required to pay U.S. federal income tax on its taxable income, and its distributions being treated as dividends to the extent of earnings and profits, thereby reducing the value of the Fund’s MLP investments.

Among the requirements the Fund must satisfy in order to qualify as a RIC, it must derive at least 90% of its gross income each taxable year from qualifying gross income, which is described in greater detail in the Fund’s Statement of Additional Information. Gross income from commodities and certain commodity-linked derivative instruments generally will not be considered qualifying gross income of a RIC. The Fund’s investment in the Cayman Subsidiary is intended to provide the Fund with exposure to the commodity markets within the limitations prescribed in Subchapter M of the Internal Revenue Code.

With respect to Fund investments in the Cayman Subsidiary, the Internal Revenue Service (“IRS”) has issued private letter rulings to RICs (but not the Fund) in which the IRS specifically concluded that income and gains earned by a RIC from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a RIC for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the Fund is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the issuance of such private letter rulings, pending review of its position on this matter.

In connection with investments in the Cayman Subsidiary, the Fund has obtained an opinion of counsel that its income from such investments should constitute qualifying gross income of a RIC under Subchapter M of the Internal Revenue Code. Nevertheless, a change in the IRS’ position or changes in the laws of the United States or the Cayman Islands could result in the inability of the Fund or the Cayman Subsidiary to operate as described in the Fund’s Prospectus and Statement of Additional Information. Such changes could adversely affect the Fund’s ability to meet its investment objective as well as could jeopardize the Fund’s tax status as a RIC under the Internal Revenue Code which, in turn, may subject the Fund to higher tax rates and/or penalties.

Subsidiary Risk: By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with such Cayman Subsidiary’s investments. Each Cayman Subsidiary will not be registered under the Investment Company Act of 1940, as amended (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or each Cayman Subsidiary to operate as expected and could adversely affect the Fund.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Event-Driven Arbitrage Risk: The Fund’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the special situation does not occur as anticipated, when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if, for example, such securities are ultimately sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price.

Master Limited Partnerships (“MLPs”) and Other Natural Resources Sector Companies Risks: The Fund may invest in the natural resources sector, with an emphasis on securities issued by MLPs. MLPs and other natural resources sector companies are subject to risks related to the natural resources sector, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Energy Companies Risk: Energy Companies are subject to certain risks, including, but not limited to, fluctuations in the prices of commodities (such as natural gas, natural gas liquids and crude oil), a significant decrease in the production of natural gas, crude oil, or other energy commodities, or a sustained decline in demand for energy commodities. In addition, Energy Companies are subject to risks associated with environmental costs and liabilities, regulatory changes and enforcement proceedings, and extreme weather conditions, among other risks particular to their specific business. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of certain Energy Companies in which the Fund may invest.

Sub-Sector Specific Risk: Energy Companies are also subject to risks that are specific to the particular sub-sector of the energy sector in which they operate.

U.S. Royalty Trust Structure Risk: Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

Canadian Royalty Trusts and Canadian Exploration and Production Companies Risk: Canadian royalty trusts are generally subject to similar risks as U.S. royalty trusts, as described above. However, unlike U.S. royalty trusts, Canadian royalty trusts and exploration and production companies may engage in the acquisition, development and production of natural gas and crude oil to replace depleting reserves. They may have employees, issue new shares, borrow money, acquire additional properties, and may manage the resources themselves. As a result, Canadian royalty trusts and Canadian exploration and production companies are exposed to commodity risk and production and reserve risk, as well as operating risk.

Canadian Investment Risks: The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor.

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in law and regulation governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of the regulations remains unclear and may adversely affect, among other things, the availability, value or performance of derivatives.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Risk Management Techniques Risk: Although the Fund may employ various hedging and risk management techniques, there is no assurance that the Fund will engage in hedging transactions or risk management techniques at any one time, including during volatile market conditions. There also is no assurance that any hedging transactions or risk management techniques will be successful or that the Fund will be able to hedge fully or perfectly against any risk.

Quantitative or Model Risk: Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. There can be no assurance that these methodologies or models will enable the Fund to achieve its objective. The quantitative model used by a Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain errors in construction and implementation that may adversely affect the Fund’s performance. In addition, the Fund’s performance will reflect, in part, a Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Leverage Risk: To the extent the Fund employs certain strategies and instruments (e.g., derivatives) that result in economic leverage, the Fund may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require the Fund to liquidate investments when it may be disadvantageous to do so.

Past Performance

Since the Fund does not have a full calendar year of performance as of the date of this Prospectus, no calendar year performance information is available.

Please visit mainstayinvestments.com for daily net asset value information.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cushing Asset Management, LP and MacKay Shields LLC all serve as Subadvisors.

Manager/Subadvisor	Portfolio Managers	Service Date
New York Life Investment Management LLC	Jae Yoon, Senior Managing Director	June 2015
	Jonathan Swaney, Managing Director	June 2015
	Poul Kristensen, Director	June 2015
	Amit Soni, Director	June 2015
Candriam France S.A.S.	Steeve Brument, Head of Systematic Funds	June 2015
	Roland Juhel, Senior Portfolio Manager	June 2015
	Johann Mauchand, Portfolio Manager	June 2015
	Edouard Petitcollot, Senior Portfolio Manager	June 2015
	Olivier Baccam, Senior Portfolio Manager	June 2015
	Philippe Noyard, Head of High Yield & Credit Arbitrage Management	June 2015
	Patrick Zeenni, Deputy Head of High Yield & Credit Arbitrage Management	June 2015
	Nicolas Jullien, Senior Portfolio Manager	June 2015
	Charles de Courcel, Head of Quantitative Global Macro Management	January 2016
	Myriam Guervin, Senior Global Macro Fund Manager	January 2016
	Michel Le Bras, Head of Fundamental Global Macro Management	January 2016
Cornerstone Capital Management Holdings LLC	Andrew Ver Planck, Senior Vice President	June 2015
	Jeremy Roethel, Vice President	June 2015
	Mona Patni, Vice President	January 2016
Cushing Asset Management, LP	Jerry V. Swank, Managing Partner	June 2015
	Libby F. Toudouze, Partner	June 2015
	Judd B. Cryer, Managing Director	June 2015
	John Musgrave, Managing Director	June 2015
MacKay Shields LLC	Dan Roberts, Executive Managing Director	June 2015
	Louis N. Cohen, Senior Managing Director	June 2015
	Michael Kimble, Senior Managing Director	June 2015
	Taylor Wagenseil, Senior Managing Director	June 2015
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, MainStay's systematic investment plan. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 38 of the Prospectus.

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